HORIZON FUNDS

Horizon Active Asset Allocation Fund

Horizon Active Risk Assist® Fund

Horizon Active Income Fund

Horizon Active Dividend Fund

Horizon Defined Risk Fund

(the “Funds”)

Supplement dated April 16, 2018

to the Prospectus and Statement of Additional Information

dated March 31, 2018

Effective immediately, the address of the Funds’ investment adviser, Horizon Investments, LLC, (the “Adviser”) is:

Horizon Investments, LLC

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

All references to the Adviser’s former address (13024 Ballantyne Corporate Place, Suite 225, Charlotte, North Carolina 28277) in the Prospectus and Statement of Additional Information are hereby replaced with the Adviser’s new address as listed above.

Please retain this supplement with your Prospectus and

Statement of Additional Information